UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Mattress Firm Holding Corp., a Delaware corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K (this “report” or this “Form 8-K/A”), originally filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2014 (the “Initial Filing”) to report under Item 2.01 thereof that it had completed its acquisition of The Sleep Train, Inc. (“Sleep Train”). In response to Items  9.01(a) and (b) of the Initial Filing, the Company stated that it would file the required audited and unaudited interim historical financial statements of Sleep Train and the unaudited pro forma financial information of the Company by amendment. This Form 8-K/A is being filed to provide the required audited and unaudited interim historical financial statements of Sleep Train and the unaudited pro forma financial information of the Company.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Sleep Train for each of the years in the three-year period ended December  29, 2013 and as of December 30, 2012 and December 29, 2013,  are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of Sleep Train for the thirty-nine weeks ended September 29, 2013 and September 28, 2014 and as of September 28, 2014, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

The consent of Brown, Fink, Boyce & Astle, LLP,  Sleep Train’s public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of October 28, 2014 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended January 28, 2014 and for the thirty-nine weeks ended October 28, 2014, in each case reflecting, on a pro forma basis, the acquisition of Sleep Train, are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

2.1

Purchase and Sale Agreement dated September 3, 2014, by and among Mattress Firm, Inc., Mattress Firm Holding Corp., The Sleep Train, Inc., the shareholders of The Sleep Train, Inc. as named therein, Dale R. Carlsen, in his individual capacity, Robert D. Killgore, in his individual capacity, and Dale R. Carlsen, as shareholder representative *

23.1	Consent of Brown, Fink, Boyce & Astle, LLP **

99.1	Press Release of Mattress Firm Holding Corp. dated October 20, 2014 *

99.2	Audited Consolidated Financial Statements of The Sleep Train, Inc. for each of the years in the three-year period ended December 29, 2013 and as of December 30, 2012 and December 29, 2013 **

99.3	Unaudited consolidated financial statements of Sleep Train for the thirty-nine weeks ended September 29, 2013 and September 28, 2014 and as of September 28, 2014 **

99.4

Unaudited pro forma condensed combined balance sheet as of October 28, 2014 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended January 28, 2014 and for the thirty-nine weeks ended October 28, 2014 **

*     Previously filed.

**   Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: December 2, 2014	By:	/s/ Alex Weiss
Alex Weiss
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

2.1

Purchase and Sale Agreement dated September 3, 2014, by and among Mattress Firm, Inc., Mattress Firm Holding Corp., The Sleep Train, Inc., the shareholders of The Sleep Train, Inc. as named therein, Dale R. Carlsen, in his individual capacity, Robert D. Killgore, in his individual capacity, and Dale R. Carlsen, as shareholder representative *

23.1	Consent of Brown, Fink, Boyce & Astle, LLP **

99.1	Press Release of Mattress Firm Holding Corp. dated October 20, 2014 *

99.2	Audited Consolidated Financial Statements of The Sleep Train, Inc. for each of the years in the three-year period ended December 29, 2013 and as of December 30, 2012 and December 29, 2013 **

99.3	Unaudited consolidated financial statements of Sleep Train for the thirty-nine weeks ended September 29, 2013 and September 28, 2014 and as of September 28, 2014 **

99.4

Unaudited pro forma condensed combined balance sheet as of October 28, 2014 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended January 28, 2014 and for the thirty-nine weeks ended October 28, 2014 **

*     Previously filed.

**   Filed herewith.

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